SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2006

SCOTIA PACIFIC COMPANY LLC

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

333-63825

(Commission File Number)

68-0414690

(I.R.S. Employer Identification Number)

P.O. Box 712 125 Main Street, 2nd Floor Scotia, California (Address of Principal Executive Offices)	95565 (Zip Code)

Registrant's telephone number, including area code: (707) 764-2330

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

To the extent applicable, the contents of Item 8.01 below are incorporated into this Item 1.01 by reference.

Item 8.01.	Other Events.

U.S. Bank, the Trustee under the Indenture governing the Registrant's Timber Collateralized Notes due 2028 (the "Indenture"), resigned effective May 1, 2006. The Registrant has appointed Deutsche Bank National Trust Company as successor Trustee under the Indenture, which appointment was accepted and became effective May 1, 2006. The address of the Corporate Trust Office is Deutsche Bank National Trust Company, DB Trust & Securities Services, 222 South Riverside Plaza, MS CHI05-2502, Chicago, Illinois 60606-5808.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	SCOTIA PACIFIC COMPANY LLC (Registrant) By: /s/ Bernard L. Birkel Name: Bernard L. Birkel Title: Secretary and Senior Assistant General Counsel

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